EXHIBIT (H)(3)
                              POWERS OF ATTORNEY

                            MERRIMAN INVESTMENT TRUST

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of Merriman Investment Trust hearby appoints Paul A. Merriman his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

     IN WITTNESS WHEREOF, the undersigned has executed this instrument this 22 day of February, 1998.

         Paul A. Merriman                       On File

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            Witness                                  Signature

                                               William L. Notaro

                                           ------------------------------
                                                        Name

                            MERRIMAN INVESTMENT TRUST

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of Merriman Investment Trust hearby appoints Paul A. Merriman his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

     IN WITTNESS WHEREOF, the undersigned has executed this instrument this 22 day of February, 1998.

   William L. Notaro                           On File

-----------------------------------        ------------------------------
            Witness                                  Signature

                                               David A. Ederer

                                           ------------------------------
                                                        Name

                            MERRIMAN INVESTMENT TRUST

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of Merriman Investment Trust hearby appoints Paul A. Merriman his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

     IN WITTNESS WHEREOF, the undersigned has executed this instrument this 22 day of February, 1998.

   William L. Notaro                             On File

-----------------------------------        ------------------------------
            Witness                                  Signature

                                                 Ben W. Reppond

                                           ------------------------------
                                                        Name

                            MERRIMAN INVESTMENT TRUST

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of Merriman Investment Trust hearby appoints Paul A. Merriman his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

     IN WITTNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1999.

     Alexa G. Schubert                          On File

-----------------------------------        ------------------------------
            Witness                                  Signature

                                                 Donald E. West

                                           ------------------------------
                                                        Name
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